UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2012

KIMCO REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3333 New Hyde Park Road Suite 100 New Hyde Park, New York	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (516) 869-9000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 22, 2012, Kimco Realty Corporation issued a press release announcing the execution of a purchase and sale agreement with a subsidiary of Starwood Distressed Opportunity Fund IX, an affiliate of Starwood Capital Group, to sell the InTown Suites company and related real estate assets, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Kimco Realty Corporation, dated October 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: October 24, 2012	By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen
Title: Chief Financial Officer

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